The Glenmede Fund, Inc.
Secured Options Portfolio
Supplement dated July 28, 2010 to the Prospectus dated June 30, 2010

The following information is added to the end of the first paragraph under “Principal Investment Strategies” on page 4 and to the end of the fourth paragraph under “Additional Information About Investments--Objective, Principal Strategies and Risks” on page 6 of the Prospectus:

To the extent that the Portfolio’s assets are only subject to puts, the assets will consist of cash or cash equivalents in order to secure the puts.  In that event, there may be few if any stocks or other securities held by the Portfolio.  To the extent that the Portfolio’s assets are only subject to covered calls on a stock index, the Portfolio may hold stock index ETFs instead of individual stocks that replicate the movement of the index, in addition to the other listed coverage methods.

The first sentence of the second paragraph under “Principal Investment Strategies” on page 4 is removed and replaced with the following sentence:

To the extent that the Portfolio’s assets are not only subject to cash-secured puts or calls on a stock index covered by stock index ETFs, the Portfolio generally invests in a diversified portfolio of equity securities with generally similar risk and return characteristics as the Standard & Poor’s 500® Index (“S&P 500® Index”).